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                                 EXHIBIT 23(C)



                      CONSENT OF COOPERS & LYBRAND, L.L.C.
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                       CONSENT OF INDEPENDENT ACCOUNTANTS





We consent to the incorporation in this registration statement on Form S-4 (File No. 333-01345) of our report dated January 13, 1995, on our audits of the financial statements of Southern Banking Corporation and Subsidiary as of December 31, 1994 and for each of the two years ended December 31, 1994.



                                        /s/ Coopers & Lybrand LLP
                                        --------------------------
                                        Coopers & Lybrand L.L.P.


Orlando, Florida
May 23, 1996